Next Generation Biologics in Immunology Solution for Complex Diseases Biotech Showcase Conference  January 2023 Alexandra Kropotova, MD Executive Vice President & Chief Medical Officer Exhibit 99.2

Forward-Looking Statements 2 The material in this presentation has been prepared by SAB Biotherapeutics, Inc. (“SAB”) and is general background information about SAB’s activities current as of the date of this presentation. This information is given in summary form and is not intended to be complete. Information in this presentation, including financial forecasts, should not be considered advice or a recommendation to investors or potential investors in relation to holding, purchasing, or selling securities or other financial products or instruments and does not take into account any particular investment objectives, financial situation or needs. This presentation may contain forward-looking statements including statements regarding our intent, belief, or current expectations with respect to SAB’s businesses and operations, market conditions, results of operations and financial condition, capital adequacy, specific provisions, and risk management practices. Readers are cautioned not to place undue reliance on these forward-looking statements. SAB does not undertake any obligation to update any information herein for any reason or to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events unless required by law. While due care has been used in the preparation of forecast information, actual results may vary in a materially positive or negative manner and the presentation may contain errors or omissions. Forecasts and hypothetical examples are subject to uncertainty and contingencies outside SAB’s control. Past performance is not a reliable indication of future performance. The forward-looking statements contained or implied in this presentation are subject to other risks and uncertainties, including those discussed under the heading "Risk Factors" in SAB’s most recent Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”) and in other filings that SAB makes with the SEC.   Unless otherwise specified, information is current at the date hereof. The SAB logo and other trademarks of SAB appearing in this presentation are the property of SAB. All other trademarks, services marks, and trade names in this presentation are the property of their respective owners. © 2023 SAB BIOTHERAPEUTICS, INC.

SAB Biotherapeutics Fact Sheet 2 11 90 700 0 1 Years or less from concept to IND filing Anti-infective assets with proven efficacy in Discovery or Development stages Percent success rate from concept to IND and beyond Subjects treated with SAB therapeutics in clinical trials across DIVERSITAB platform Assets to date that lost efficacy to escape mutants Only company to produce unlimited supply of fully-human broadly neutralizing pAbs without need for human donors © 2023 SAB BIOTHERAPEUTICS, INC.

4

Demonstrated as a Novel Discovery Platform for Human Monoclonal and Polyclonal Antibodies


Telomere
IgK
hChr 2
Centromere
IgH
hChr 14
Telomere
Antigen
Patented animals produce human antibodies
Hyper Immunization with Antigen
Targeted Human Antibody Production
TITER
TIME
Titer/Potency Monitoring
Avidity matured PBMCs available for screening in 5-9 weeks
PBMC or Lymph Tissue Collection
Plasma Collection
B cell Isolation
Plasma-derived human polyclonal antibodies
Downstream Processes:
• Antigen specific Fluorescence Activated Cell Sorting (FACS)
• Single B cell clone
• Proteome/Transcriptome
• Hybridoma generation
• Molecular Cloning
Quick Proof-of-Concept Test
Efficacy Tests:
• In vitro
• In vivo
Generation of recombinant human monoclonal /oligoclonal antibodies
Human Artificial Chromosome (HAC):
~17Mb contains the entire unarranged VDJ human immunoglobulin loci (IgH + IgK)

PBMC: Peripheral Blood Mononuclear Cells
VDJ: Variable, Diversity and Joining

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5 Significant Gains in R&D Efficiency with SAB hpAb Discovery & CMC Production Antigen Design & Development SAB hpAb therapeutics: Simultaneous “discovery” and CMC production in Tc Bovine Traditional mAbs therapeutics: Sequential discovery and CMC production process Discovery & Production Purification Tc hpAbs Discovery to IND filing: 1-2 years Preclin Pharm & Tox IND filing Traditional mAbs Discovery to IND filing: 4-6 years Target ID & Discovery Production Purification Preclin Pharm & Tox IND filing CDER CBER © 2023 SAB BIOTHERAPEUTICS, INC.

Fully-Human, Diverse Repertoire, & Functional Antibodies VDJ repertoire usage mimics human-derived diversity in variable region Rich Antibody Diversity Highly-Functional Fc Region Matches full activation of effector cells and functional glycosylation / post translational modification © 2023 SAB BIOTHERAPEUTICS, INC. TC BOVINE™ HUMAN CONTROLS HUMAN LUPUS

Key Product Differentiators vs Monoclonal Antibodies: Multi-target capability in a single therapeutic Natural multi-epitope targeted pAb selected and produced in vivo  Ability to target multiple disease pathways at once increase potential for superior efficacy Specifically driven high-potency antibody titers and avidity Effective against escape mutants with reduced possibility for resistance Proven ability to target multiple human autoantibodies to treat autoimmune diseases More cost and time effective R&D development No current risk of biosimilar competition Natural mixture of many human antibodies that bind to multiple epitopes is regulated as a single product SAB Human Polyclonal Antibodies: Next Generation of Biologics 7 TARGET pathway 1 FDA: CENTER FOR BIOLOGICS EVALUATION & RESEARCH (CBER) TARGET pathways 2 © 2023 SAB BIOTHERAPEUTICS, INC.

Biologic Pipeline with Broad Polyclonal Therapeutic Reach © 2023 SAB BIOTHERAPEUTICS, INC.

Clinical Development Programs: Asset Progress  SAB-195 IND (CDI, targeting H2 2023-H1 2024)  SAB-176 2023-2024 flu season Phase 2b FPI SAB-142 IND (T1D)                        SAB-142 Phase 1/POBA FPI SAB-195 Phase 1/POBA FPI SAB-195 Phase1/POBA topline SAB-176 2023-2024 flu season Phase 2b topline SAB-142 Phase 1/POBA ongoing SAB-195 Phase 2 topline SAB-176 Phase 3 FPI  SAB-142  Phase 1/POBA topline SAB-195 Phase 3 FPI 2023 2024 2025 2026 FPI: First Patient In POBA: Proof of Biological Activity HV: Healthy Volunteers CDI: Clostridioides Difficile Infection T1D: Type 1 Diabetes © 2023 SAB BIOTHERAPEUTICS, INC.

Value Proposition: SAB-176 First and only broadly neutralizing polyclonal biologic for prophylaxis and treatment of influenza in high-risk patients Adaptive and cross-reactive to multiple influenza strains Multiprong Mechanism of Action Neutralizing activity  targeting multiple epitopes of Influenza A and B virus Antibody-Dependent Cellular Cytotoxicity (ADCC) Established Proof-of-Concept in the well-established validated influenza challenge model First-in-class fully-human polyclonal antibody treatment aimed to provide superior long-lasting efficacy for prophylaxis and management of influenza in patients at high-risk Key Differentiators © 2023 SAB BIOTHERAPEUTICS, INC.

0% survival in 100mg/kg/d Oseltamivir-treated groups SAB-176 Protected Mice from Weight Loss While Oseltamivir Didn’t Efficacy Against Mutational Drift: Oseltamivir Resistant (OR) H1N1pdm Virus Challenge Model 11 SAB-176 Showed 100% Protection at All Dose Levels From Mortality © 2023 SAB BIOTHERAPEUTICS, INC.

Established Proof-of-Concept for SAB-176:  Met Primary Endpoint of Viral Load Reduction in Phase 2a Challenge Study Mean Viral Load by Nasal Samples qRT-qPCR by Day Relative to Viral Challenge 12 Mean Total Symptom Score by Day Relative to Viral Challenge SAB-176 Achieved Statistically Significant (p = 0.013) Improvement in Symptoms at Day 4 SAB-176 not specifically targeted to pH1N1 strain used in challenge study Statistically significant reduction in virus load confirms high cross reactivity to pandemic strain (not targeted with immunogen) Reinforces ability to generate broadly neutralizing antibodies to viral variants SAB-176 Shortened Time of Viral Shedding as Measured by Lack of Culturable Virus Time to Resolution of Positive Viral Cultures Following First Positive Culture Starting 2 Days After Intranasal Viral Challenge Achieved Statistically Significant (p = 0.026) Reduction in Viral Load © 2023 SAB BIOTHERAPEUTICS, INC.

Comprehensive approach to treating high-risk patients with influenza by broadly neutralizing fully-human pAb immunotherapeutic with several anti-viral mechanisms © 2022 SAB BIOTHERAPEUTICS, INC. Only SAB-176 Provides Potential for “EVERGREEN” Biologic with Low Risk of Escape Mutants © 2023 SAB BIOTHERAPEUTICS, INC.

Value Proposition: SAB-195 First-in-class fully human polyclonal antibody treatment targeting C Diff spores, bacteria, and toxins Only treatment with dual mode of action: Unlike bezlotoxumab, SAB-195 targets surface antigens on C. diff bacteria and spores Unlike antibiotics, SAB-195 targets several C. diff toxins responsible for severity of the disease SAB-195 is a target-specific treatment targeting only  C. diff bacteria/spores/toxins while fully preserving good microbiome Preclinical data supports potential for competitive efficacy as first-line polyclonal therapy for severe CDI in patients who are at high risk for CDI recurrences First-in-class fully-human polyclonal antibody treatment with dual mechanism of action designed to treat severe CDI and reduce CDI recurrence in high-risk patients Key Differentiators © 2023 SAB BIOTHERAPEUTICS, INC.

15

SAB-195 Preclinical Data

Tc bovine Immunized with Antigen Fusion Proteins Constructed from Receptor Binding Domain of C. diff Toxin A (TcdA), C. diff Toxin B (TcdB)(630) and (TcdB)(027) and Binary Toxin (CDT)


B
C. difficile strain 630
100
75
50
25
0
Percent survival
0 1 2 3 4 5 6 7 8
Day
*p<0.001
PBS
Anti-T+Q-toxin hIgG (60mg/kg)
Anti-T+Q-toxin hIgG (10 mg/kg)
C
C. difficile B1/NAP1/027
*p<0.001
100
75
50
25
0
Percent survival
0 1 2 3 4 5 6 7 8
Day

Tc bovine-derived anti-quadrivalent toxin hIgG provided 90% to 100% protection in hamsters against CDI strain 630 or more virulent epidemic strain NAP1

- Clostridium difficile chimeric toxin receptor binding domain vaccine induced protection against different strains in active and passive challenge models.. Jing-Hui Tian a, Gregory Glenn a, David Flyer a, Bin Zhou a, Ye Liu a, Eddie Sullivan b, Hua Wub, James F. Cummings a, Larry Ellingsworth a,⇑, Gale Smith
- https://pubmed.ncbi.nlm.nih.gov/28669616/#:~:text=Vaccine,33)%3A4079%2D4087

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Only SAB-195 Can Target Multiple C. diff Antigens and Toxins in One Therapeutic Comprehensive approach to treating patients with CDI addresses the entire life cycle of the C. diff pathogen and disease pathophysiology © 2023 SAB BIOTHERAPEUTICS, INC.

Value Proposition: SAB-142 First-in-class fully human polyclonal antibody treatment aimed to provide superior efficacy for delaying onset and progression of clinical Stage 3 T1D Validated Mechanism of Action by a 3rd party ATG demonstrating reduction in loss of C-peptide vs. placebo (Haller, 2019) First-in-class fully human polyclonal antibody treatment aimed to provide  superior efficacy for delaying onset of clinical Stage 3 Type 1 Diabetes (T1D) Key Differentiators © 2023 SAB BIOTHERAPEUTICS, INC.

SAB-142 Demonstrates Similar Activity to Approved Rabbit Anti-Thymocyte Globulin (ATG)

18

SAB-142 Targets CD4+, CD8+ and Protects T-Regulatory Cells

CD8 T Cells


Live cells in CD8* gate
% relative to hIgG;± SEM
120%
100%
80%
60%
40%
20%
0%
*
**
***
10ug-hIgG
1ug-SAB
5ug-SAB
10ug-SAB
10ug-Rb-ATG

Treg Cells


Live CD4+CD25+Foxp3-
% cells relative to hIgG;±SEM;(n=18)
1800
1600
1400
1200
1000
800
600
400
200
0
***
***
***
10 µg/ml

Activated CD4 T Cells


Live CD4+CD25+Foxp3-
% cells relative to hIgG;±SEM;(n=18)
140
120
100
80
60
40
20
0
10 µg/ml

Naïve CD4 T Cells


Live CD4+CD25+Foxp3-
% cells relative to hIgG;±SEM;(n=18)
140
120
100
80
60
40
20
0
**
*
**
***
10 µg/ml

- hIgG
- Ho-ATG
- Rb-ATG
- SAB-ATG

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SAB-142: GLP Tox Study Results Enable IND Submission © 2023 SAB BIOTHERAPEUTICS, INC. Objectives:  Determine the potential toxicity of SAB-142 vs. an anti-thymocyte globulin (ATG) when given by single intravenous infusion to non-human primates Characterize mechanism of action, toxicokinetic & immunogenicity profile of SAB-142 Results: GLP-tox study demonstrated SAB-142 is well tolerated at escalating doses tested Both SAB-142 and its active control, an FDA-approved rabbit-derived ATG, induced transient and prolonged lymphodepletion for the duration of the study. The dynamics of such depletion appears to be more prolonged with SAB-142 treatment in a dose-dependent manner

SAB-142: MoA Clinically Validated by 3rd Party Compound 2 Years: Low-Dose ATG* Preserved C-Peptide in New Onset T1D 20 p=0.00005 ATG vs Placebo Placebo *RABBIT ATG FROM SANOFI – NOT SAB-142 (HUMAN TC-BOVINE DERIVED ATG) Haller et al. Diabetes. 2019. June, 68(6): 1267-1276 EQUINE ATGAM-AF488 Tc Bovine Human-PB, Rabbit THYMO-AF488, Equine ATGAM-AF488 and Anti-CD3-APC RABBIT THYMO-AF488 © 2023 SAB BIOTHERAPEUTICS, INC.

Comprehensive approach to treating Stage 2/3 T1D with fully-human pAb anti-thymocyte immunotherapeutic © 2022 SAB BIOTHERAPEUTICS, INC. SAB-142: Only Fully-Human Polyclonal Anti-Thymocyte Immunoglobulin © 2023 SAB BIOTHERAPEUTICS, INC.

Summary 22 DIVERSITABTM Platform:  Innovative DiversitAb™ platform produces a new class of targeted fully-human, highly-potent polyclonal antibodies, with a broad efficacy spectrum in a broad range of indications.  Platform is well-positioned to address complex diseases with targeting multiple epitopes & pathways in one therapeutic; it has potential to exceed industry PTRS and timelines benchmarks SAB-176:  First-in-class fully-human polyclonal antibody treatment aimed to provide superior efficacy for prophylaxis and management of influenza in patients at high-risk, planned initiation of Phase 2b trial in 2H 2023. SAB-195:  Preclinical data supports potential for competitive efficacy as first-line polyclonal antibody therapy for severe CDI in patients who are at a high risk for recurrences, expect to file IND in H2 2023-H1 2024. SAB-142:  First-in-class fully-human polyclonal antibody treatment aimed to provide superior efficacy for delaying onset of clinical Stage 3 Type 1 Diabetes. IND-enabling GLP tox successfully completed with IND submission expected in 2023-2024. © 2023 SAB BIOTHERAPEUTICS, INC.